                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
            (INCLUDING THE ASSOCIATED COMMON SHARE PURCHASE RIGHTS)
                                       OF
                         UNIVERSAL INTERNATIONAL, INC.
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

    This form, or a form substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if certificates representing shares of common stock, $0.05 par value per share (the "Universal Shares"), of Universal International, Inc., a Minnesota corporation ("Universal"), are not immediately available or time will not permit all required documents to reach American Stock Transfer & Trust Company (the "Exchange Agent") on or prior to the Expiration Date (as defined in the Proxy Statement/Prospectus (as defined below)), or the procedures for delivery by book-entry transfer cannot be completed on a timely basis. All references to Universal Shares shall include the associated common share purchase rights issued pursuant to the Rights Agreement, dated as of April 19, 1996, as amended, between Universal and Norwest Bank Minnesota, National Association, as Rights Agent. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Exchange Agent. See the section of the Proxy Statement/Prospectus entitled "THE EXCHANGE OFFER--Procedures for Accepting the Exchange Offer and Tendering Shares."

                 The Exchange Agent for the Exchange Offer is:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                                                                  BY HAND OR OVERNIGHT
          BY MAIL:              BY FACSIMILE TRANSMISSION:               DELIVERY:
   American Stock Transfer            (718) 921-8334             American Stock Transfer
       & Trust Company             CONFIRM FACSIMILE BY              & Trust Company
       40 Wall Street                    TELEPHONE:            40 Wall Street - 46th Floor
  New York, New York 10005            (800) 937-5449            New York, New York 10005

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS LISTED ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

    This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

    The undersigned hereby tenders to 99 CENTS Only Stores, a California corporation ("99 CENTS Only Stores"), upon the terms and subject to the conditions set forth in the Proxy Statement/Prospectus dated August 6, 1998 (the "Proxy Statement/Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the number of Universal Shares indicated below pursuant to the guaranteed delivery procedure set forth in the section of the Proxy Statement/Prospectus entitled "THE EXCHANGE OFFER--Procedures for Accepting the Exchange Offer and Tendering Shares."

-------------------------------------------

  Number of Universal
  Shares______________________________________________________________________
  Universal Share Certificate Numbers (if available):
  ____________________________________________________________________________
  ____________________________________________________________________________
  If Universal Shares will be delivered by book-entry transfer, check one box:
  / / The Depository Trust Company
  / / Midwest Securities Trust Company
  / / Philadelphia Depository Trust Company

  Account Number______________________________________________________________

  Date________________________________________________________________________

-------------------------------------------
-------------------------------------------

  Name(s) of Record Holder(s)
  ____________________________________________________________________________

  ____________________________________________________________________________

                             (PLEASE TYPE OR PRINT)

  Address(es)_________________________________________________________________
  ____________________________________________________________________________

                                                                      Zip Code

  Area Code and Telephone Number______________________________________________

  Signature(s)________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________

  Date________________________________________________________________________

------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"), hereby guarantees that either the certificates representing the Universal Shares tendered hereby in proper form for transfer, or timely confirmation of a book-entry transfer of such Universal Shares into the Exchange Agent's account at a Book-Entry Transfer Facility (as defined in the Proxy Statement/Prospectus), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee, or an Agent's Message (as defined in the Proxy Statement/Prospectus) in connection with a book-entry transfer of Universal Shares, and any other required documents, will be received by the Exchange Agent at one of its addresses set forth above within three New York Stock Exchange, Inc. trading days after the date of execution hereof.

    The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Universal Shares tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

Name of Firm____________________________________________________________________

Address_________________________________________________________________________
________________________________________________________________________________

________________________________________________________________________________
                                                                        Zip Code
Area Code and
Telephone Number________________________________________________________________
________________________________________________________________________________

                              Authorized Signature

Name____________________________________________________________________________

                              Please Print or Type

Title___________________________________________________________________________

Dated___________________________________________________________________________

NOTE: DO NOT SEND CERTIFICATES FOR UNIVERSAL SHARES WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES FOR UNIVERSAL SHARES ARE TO BE DELIVERED WITH THE LETTER OF TRANSMITTAL.

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